UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report
    (Date of Earliest Event Reported):           Commission File Number:
    ----------------------------------           -----------------------
             July 14, 2009                               0-17449


                           ---------------------------
                               PROCYON CORPORATION
             (Exact name of Registrant as specified in its charter)

             Colorado                                       59-3280822
             --------                                       ----------
      (State of incorporation)                          (I.R.S. Employer
                                                     Identification Number)

                                1300 S. HIGHLAND
                              CLEARWATER, FL 33756
                                 (727) 447-2998
                                 --------------
                              (Address of principal
                                    executive
                          offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 1.01  Entry into a Material Definitive Agreement.

         Effective July 31, 2009, Procyon Corporation's (the "Company") wholly-owned subsidiary, Sirius Medical Supply, Inc. ("Sirius Medical"), entered into an Asset Purchase Agreement with Priority Diabetes Supply, Inc., a Florida corporation, doing business as Diabetes Wellness Supply ("Priority Diabetes"). The Asset Purchase Agreement was approved by Sirius Medical's board of directors on July 30, 2009 and by the Company, as sole shareholder of Sirius Medical, by the Company's board approval on July 30, 2009.


Item 2.01  Completion of Acquisition or Disposition of Assets.

         As reported above, and incorporated herein, effective July 31, 2009, the Company's wholly-owned subsidiary, Sirius Medical, entered into an Asset Purchase Agreement with Priority Diabetes, which is attached as Exhibit 99.1 and incorporated herein by this reference. Under the terms of the Agreement, which is attached hereto as Exhibit 99.1 and incorporated by this reference, Sirius Medical will sell certain assets to Priority Diabetes, consisting primarily of Sirius Medical's lists of diabetic customers. The purchase price is $225 per customer, with $80,000 being paid at the time of closing and potential upward or downward adjustments to be made within 180 days of closing. The closing of the Asset Purchase Agreement occurred on July 31, 2009. No material relationship exists between the Company, Sirius Medical and their respective affiliates, on the one hand, and Priority Diabetes, and its affiliates, on the other hand.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On July 14, 2009, Alan C. Crane, a director of the Company since 1995, tendered his resignation for personal reasons to the board of directors, which regretfully accepted his resignation. Mr. Crane's resignation was not due to any disagreement with the Company or its board of directors on any matter relating to the Company's operations, policies or practices. At the time of his resignation from the board, Mr. Crane was also a member of the Ethics Committee of the board of directors, and therefore, effectively resigned from that committee as well.


Item 9.01 Financial Statements and Exhibits

         (d) Exhibits.

         Exhibit No.       Description
         -----------       -----------

            99.1           Asset Purchase Agreement, dated July 31, 2009.

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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 31, 2009.                        Procyon Corporation


                                            By: /s/ Regina W. Anderson
                                                --------------------------------
                                                    Regina W. Anderson,
                                                    Chief Executive Officer